                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2003
                                                           ------------



                       MPW INDUSTRIAL SERVICES GROUP, INC.
        -----------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          OHIO                      0-23335                31-1567260
--------------------------      ----------------      ----------------------
     (STATE OR OTHER              (COMMISSION             (IRS EMPLOYER
     JURISDICTION OF             FILE NUMBER)          IDENTIFICATION NO.)
     INCORPORATION)



             9711 LANCASTER ROAD, S.E., HEBRON, OHIO        43025
           ----------------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (740) 927-8790
                                                           --------------









                         INDEX TO EXHIBITS IS ON PAGE 4.


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)   NONE REQUIRED.

           (b)   NONE REQUIRED.

           (c)   EXHIBITS.

                 99.1 Press Release issued May 15, 2003 containing information regarding the Registrant's results of operations or financial condition for the fiscal quarter ended March 31, 2003

ITEM 9.    REGULATION FD DISCLOSURE (UNDER ITEM 12)

           THE INFORMATION SET FORTH UNDER THIS ITEM 9 IS BEING FURNISHED, NOT FILED, PURSUANT TO ITEM 12 OF THIS REPORT ON FORM 8-K.

           ON MAY 15, 2003, MPW INDUSTRIAL SERVICES GROUP, INC. ISSUED A PRESS RELEASE REPORTING ITS THIRD QUARTER FINANCIAL RESULTS. THE PRESS RELEASE IS ATTACHED TO THIS REPORT AS EXHIBIT 99.1.

                                   SIGNATURES

           PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                   MPW INDUSTRIAL SERVICES GROUP, INC.



DATE: MAY 20, 2003                 BY: /S/ RICHARD R. KAHLE
                                      ------------------------------------------
                                      RICHARD R. KAHLE
                                      VICE PRESIDENT, CHIEF FINANCIAL OFFICER,
                                      SECRETARY AND TREASURER

                                INDEX TO EXHIBITS


     EXHIBIT NUMBER                        DESCRIPTION
     --------------                        -----------
99.1                         Press Release issued May 15, 2003